UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  October 27, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 27, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 29, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      844,793,000.00    774,622,239.13   23,442,104.94     261,650.18     23,703,755.12     0.00       0.00      751,180,134.19
A_2      292,707,000.00    252,655,549.12    9,767,615.43      87,587.26      9,855,202.69     0.00       0.00      242,887,933.69
M_1       50,050,000.00     50,050,000.00            0.00      42,264.44         42,264.44     0.00       0.00       50,050,000.00
M_2       39,000,000.00     39,000,000.00            0.00      69,333.33         69,333.33     0.00       0.00       39,000,000.00
M_3       31,200,000.00     31,200,000.00            0.00     110,933.33        110,933.33     0.00       0.00       31,200,000.00
P                100.00            100.00            0.00     594,142.42        594,142.42     0.00       0.00              100.00
R                  0.00              0.00            0.00     391,759.19        391,759.19     0.00       0.00                0.00
TOTALS 1,257,750,100.00  1,147,527,888.25   33,209,720.37   1,557,670.15     34,767,390.52     0.00       0.00    1,114,318,167.88

AIO    1,300,000,000.00  1,193,027,888.25            0.00   3,672,920.43      3,672,920.43     0.00       0.00    1,159,818,167.88
O         42,249,900.00     45,500,000.00            0.00           0.00              0.00     0.00       0.00       45,500,000.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1     66987XCD5     916.93733155  27.74893369        0.30972106       28.05865475      889.18839786     A_1       0.380000 %
A_2     66987XCE3     863.16879719  33.36994137        0.29923186       33.66917323      829.79885582     A_2       0.390000 %
M_1     66987XCF0   1,000.00000000   0.00000000        0.84444436        0.84444436    1,000.00000000     M_1       0.950000 %
M_2     66987XCG8   1,000.00000000   0.00000000        1.77777769        1.77777769    1,000.00000000     M_2       2.000000 %
M_3     66987XCH6   1,000.00000000   0.00000000        3.55555545        3.55555545    1,000.00000000     M_3       4.000000 %
P       66987XCK9   1,000.00000000   0.00000000  5,941,424.200000  5,941,424.200000    1,000.00000000     P         0.000000 %
TOTALS                912.36557107  26.40406896        1.23845758       27.64252654      885.96150211

AIO     66987XCJ2     917.71376019   0.00000000        2.82532341        2.82532341      892.16782145     AIO       3.463486 %
O       N/A         1,076.92562586   0.00000000        0.00000000        0.00000000    1,076.92562586     O         0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM



                            REMIC Available Funds - Group I                                                        28,599,390.21
                            REMIC Available Funds - Group II                                                       11,500,876.76

Sec. 4.03(a)(i)             Distributions of Principal

                                                   Class A-1                                                       23,442,104.94
                                                   Class A-2                                                        9,767,615.43
                                                   Class M-1                                                                0.00
                                                   Class M-2                                                                0.00
                                                   Class M-3                                                                0.00
                                                   Class P                                                                  0.00

Sec. 4.03(a)(ii)            Distributions of Interest

                                                   Class A-1                                                          261,650.18
                                                   Class A-2                                                           87,587.26
                                                   Class M-1                                                           42,264.44
                                                   Class M-2                                                           69,333.33
                                                   Class M-3                                                          110,933.33
                                                   Class AIO                                                        3,672,920.43
                                                   Class O                                                                  0.00
                                                   Class P - Prepay Penalty                                           594,142.42

Sec. 4.03(a)(iii)           Pool Balances

                                                   Group I Beginning Pool Balance                                 897,281,674.43
                                                   Group I Ending Pool Balance                                    873,856,672.02
                                                   Group II Beginning Pool Balance                                295,746,213.82
                                                   Group II Ending Pool Balance                                   285,961,495.86
                                                   Total Beginning Pool Balance                                 1,193,027,888.25
                                                   Total Ending Pool Balance                                    1,159,818,167.88

Sec. 4.03(a)(iv)            Mortgage Loan Information as of Determination Date

                                                   Number of Mortgage Loans                                                8,586
                                                   Aggregate Principal Balance of Mortgage Loans                1,159,818,167.88
                                                   Beginning Weighted Average Mortgage Rate                             7.7245 %
                                                   Number of Subsequent Mortgage Loans Added during Prepayment Period         0
                                                   Balance of Subsequent Mortgage Loans Added during Prepayment Period     0.00
                                                   Balance of Pre-Funding Account                                          0.00

Section 4.03(a)(v) A        Group I and Group II Loans Delinquent
                                          Group 1
                                                                                   Principal
                                          Period                Number               Balance               Percentage
                                         30-59 days                     47            6,053,471.34                   0.69 %
                                         60-89 days                     20            2,281,502.80                   0.26 %
                                         90+days                        17            2,313,904.23                   0.26 %
                                         Total                      84               10,648,878.37                   1.21 %
                                          Group 2
                                                                                   Principal
                                          Period                Number               Balance               Percentage
                                         30-59 days                     10              877,518.86                   0.31 %
                                         60-89 days                      7            1,167,895.07                   0.41 %
                                         90+days                         5              759,204.33                   0.27 %
                                          Total                         22            2,804,618.26                   0.99 %

Sec. 4.03 (a)(v) B          Group I and Group II Loans in Foreclosure
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                             73            6,943,066.25                 0.79 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                             30            3,926,003.20                 1.37 %

Sec. 4.03(a)(v) C           Group I and Group II Loans in REO
                                                    Group 1
                                                                         Principal
                                                    Number               Balance               Percentage
                                                             17            1,731,012.88                 0.20 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance               Percentage
                                                              5              556,964.84                 0.19 %

Sec. 4.03(a)(vi)            Principal Prepayments

                                                   Group I Prepayments                                             22,429,323.80
                                                   Group II Prepayments                                             9,412,506.16

Sec. 4.03 (a)(vii)          Realized Losses

                                                   Group I Current Period Realized Losses                              57,252.08
                                                   Group I Cumulative Realized Losses                                  91,902.84
                                                   Group II Current Period Realized Losses                             48,083.84
                                                   Group II Cumulative Realized Losses                                 56,496.15

Sec. 4.03 (a)(ix)           Unpaid Interest Shortfall Amounts

                                                   Unpaid Interest Shortfall - A-1                                          0.00
                                                   Unpaid Interest Shortfall - A-2                                          0.00
                                                   Unpaid Interest Shortfall - M-1                                          0.00
                                                   Unpaid Interest Shortfall - M-2                                          0.00
                                                   Unpaid Interest Shortfall - M-3                                          0.00
                                                   Unpaid Interest Shortfall - AIO                                          0.00

Sec. 4.03 (a)(x)            Prepayment Interest Shortfalls not covered by the Servicer                                      0.00

Sec. 4.03 (a)(xi)           Credit Enhancement Percentage                                                                13.89 %

Sec. 4.03 (a)(xii)          Available Funds Cap Carryforward Amount

                                                   Available Funds Cap Carryforward Amount - A-1                            0.00
                                                   Available Funds Cap Carryforward Amount - A-2                            0.00
                                                   Available Funds Cap Carryforward Amount - M-1                            0.00
                                                   Available Funds Cap Carryforward Amount - M-2                            0.00
                                                   Available Funds Cap Carryforward Amount - M-3                            0.00
                                                   Remaining Available Funds Cap Carryforward Amount - A-1                  0.00
                                                   Remaining Available Funds Cap Carryforward Amount - A-2                  0.00
                                                   Remaining Available Funds Cap Carryforward Amount - M-1                  0.00
                                                   Remaining Available Funds Cap Carryforward Amount - M-2                  0.00
                                                   Remaining Available Funds Cap Carryforward Amount - M-3                  0.00

Sec. 4.03 (a)(xiii)         REMIC Pass-Through Rates

                                                   REMIC Pass-Through Rate - A-1                                        0.3800 %
                                                   REMIC Pass-Through Rate - A-2                                        0.3900 %
                                                   REMIC Pass-Through Rate - M-1                                        0.9500 %
                                                   REMIC Pass-Through Rate - M-2                                        2.0000 %
                                                   REMIC Pass-Through Rate - M-3                                        4.0000 %
                                                   REMIC Pass-Through Rate - AIO                                        3.4635 %
                                                   Next REMIC Pass-Through Rate - A-1                                   1.5000 %
                                                   Next REMIC Pass-Through Rate - A-2                                   1.5100 %
                                                   Next REMIC Pass-Through Rate - M-1                                   2.0700 %
                                                   Next REMIC Pass-Through Rate - M-2                                   3.1200 %
                                                   Next REMIC Pass-Through Rate - M-3                                   5.1200 %

Sec. 4.03 (a)(xiv)          Supplemental Interest Payment

                                                   Supplemental Interest Payment - A-1                                      0.00
                                                   Supplemental Interest Payment - A-2                                      0.00
                                                   Supplemental Interest Payment - M-1                                      0.00
                                                   Supplemental Interest Payment - M-2                                      0.00
                                                   Supplemental Interest Payment - M-3                                      0.00

Sec. 4.03 (a)(xv)           Swap Notional Amount and the Underwritten Certificates Principal Balance

                                                   Underwritten Certificates Principal Balance                  1,114,318,167.88
                                                   Swap Notional Amount                                           800,000,000.00
                                                   Difference                                                     314,318,167.88
                                                   Funds paid to Swap Counterparty                                  1,654,718.75

Sec. 4.03 (a)(xvi)          Overcollateralization Amounts

                                                   Required Overcollateralization Amount                           45,500,000.00
                                                   Overcollateralization Amount                                    45,500,000.00

Sec. 4.03 (a)(xvi)          Excess Cashflow                                                                           497,095.11

